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                                  EXHIBIT 10.16

                    TRADEMARK AND ANCILLARY RIGHTS ASSIGNMENT

        THIS TRADEMARK AND ANCILLARY RIGHTS ASSIGNMENT ("Assignment") is entered into effective as of the 1st day of November, 2000, by and between ENMAX CORPORATION, a Utah corporation (the "Corporation"), and ENVIRONMAX.COM, INC., a Utah corporation ("EnvironMax").

                                    RECITALS:

        A. The Corporation owns and uses in its business operations certain trademarks, tradenames, service marks and logos more particularly described on Exhibit "A" attached hereto arising from, but not limited to, certain common law rights and filings and applications with the State of Utah and/or the federal government of the United States (collectively, the "Trademark and Ancillary Rights").

        B. The Corporation desires to assign to EnvironMax, and EnvironMax desires to accept, all of the Corporation's interest, rights, duties, privileges and preferences with respect to the Trademark and Ancillary Rights.

                                   ASSIGNMENT:

        NOW, THEREFORE, for good and valuable consideration, including the consideration specified in that certain Bill of Sale dated as of March 15, 2000 between the Corporation and EnvironMax, the receipt and sufficiency of which are hereby acknowledged, the Corporation hereby assigns, transfers, conveys and relinquishes to EnvironMax all right, title and interest the Corporation may now or hereafter possess in and to the Trademark and Ancillary Rights, on a worldwide basis, together with the good will symbolized by any trademarks, tradenames, service marks and logos comprising part of the Trademark and Ancillary Rights, including all common law tradename and company home rights associated therewith, and the right to sue and recover damages for past infringement of any of the trademarks, tradenames, service marks or logos comprising any part of the Trademark and Ancillary Rights.

        IN WITNESS WHEREOF, this Assignment has been executed as of the day and date first noted above.

                                       ENMAX CORPORATION



                                       By: /s/ CHARLES MEREDITH
                                           -------------------------------------
                                       Its:  Executive Vice President
                                             -----------------------------------



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                                   EXHIBIT "A"

1.      EnvironMax.com, Inc.

2.      EnvironMax.com

3.      EnvironMax

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